EXHIBIT 10.2

EIGHTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS EIGHTH AMENDMENT to Loan and Security Agreement (this “Amendment”) is made effective as of July 15, 2019 (the “Amendment Date”) and made, by and among OXFORD FINANCE LLC, a Delaware limited liability company with an office located at 133 North Fairfax Street, Alexandria, Virginia 22314 (in its individual capacity, “Oxford”; and in its capacity as Collateral Agent, “Collateral Agent”), the Lenders listed on Schedule 1.1 thereof from time to time including Oxford in its capacity as a Lender (each a “Lender” and collectively, the “Lenders”) and CYTORI THERAPEUTICS, INC., a Delaware corporation with offices located at 12526 High Bluff Drive, Suite 300, San Diego, CA 92130-2067 (“Borrower”).

WHEREAS, Collateral Agent, Borrower and Lenders party thereto from time to time have entered into that certain Loan and Security Agreement, dated as of May 29, 2015 (as amended, supplemented or otherwise modified from time to time, the “Loan Agreement”) pursuant to which Lenders have provided to Borrower certain loans in accordance with the terms and conditions thereof;

WHEREAS, Borrower desires to change its name to “PLUS THERAPEUTICS, INC.,” effective as of the Amendment Date (“Name Change”) and has requested that Collateral Agent and Lenders consent to the Name Change and Collateral Agent and the Lenders are willing to consent to the Name Change; and

WHEREAS, Borrower, Lenders and Collateral Agent desire to amend certain provisions of the Loan Agreement as provided herein and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the promises, covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, Lenders and Collateral Agent hereby agree as follows:

1.	Capitalized terms used herein but not otherwise defined shall have the respective meanings given to them in the Loan Agreement.

2.	Subject to the terms and conditions hereof, Collateral Agent and Lenders hereby consent to the Name Change.

3.

Borrower hereby authorizes Collateral Agent to file one or more amendments to the existing financing statements and to any security filings made by Collateral Agent with the United States Patent and Trademark Office securing Collateral Agent’s Lien in the Collateral and to take any other action required to continue perfection of Collateral Agent’s security interest in the Collateral and to reflect the Name Change.

4.

The Loan Agreement is hereby amended such that the text “CYTORI THERAPEUTICS, INC.” in all instances is hereby replaced by “PLUS THERAPEUTICS, INC.” All other applicable Loan Documents are also hereby amended by such that the text “CYTORI

THERAPEUTICS, INC.” in all instances is hereby replaced by “PLUS THERAPEUTICS, INC.” where the context so requires.

5.	Section 10 of the Loan Agreement is hereby amended and restated in its entirety as follows:

10.NOTICES

All notices, consents, requests, approvals, demands, or other communication (collectively, “Communication”) by any party to this Agreement or any other Loan Document must be in writing and shall be deemed to have been validly served, given, or delivered: (a) upon the earlier of actual receipt and three (3) Business Days after deposit in the U.S. mail, first class, registered or certified mail return receipt requested, with proper postage prepaid; (b) upon transmission, when sent by facsimile transmission;

(c) one (1) Business Day after deposit with a reputable overnight courier with all charges prepaid; or (d) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address, facsimile number, or email address indicated below. Any of Collateral Agent, Lender or Borrower may change its mailing address or facsimile number by giving the other party written notice thereof in accordance with the terms of this Section 10.

If to Borrower:Plus Therapeutics, Inc.

12526 High Bluff Drive Suite 300

San Diego, CA 92130-2067

Attn: Gary Titus, Chief Financial Officer Fax:  (858) 450-4355

Email: gtitus@plustherapeutics.com

with a copy (which shall not constitute notice) to:

Plus Therapeutics, Inc. 12526 High Bluff Drive Suite 300

San Diego, CA 92130-2067

Attn: In-House Counsel Fax:  (858) 450-4355

If to Collateral Agent or Oxford:

OXFORD FINANCE LLC

133 North Fairfax Street Alexandria, Virginia 22314 Attention: Legal Department Fax: (703) 519-5225

Email: LegalDepartment@oxfordfinance.com

with a copy (which shall not constitute notice) to:

Greenberg Traurig, LLP One International Place Boston, MA 02110

Attn: Jonathan Bell, Esq.

Fax: (617) 279-8438

Email: Bellj@gtlaw.com

6.	Limitation of Amendment.

a.	The amendments and consent set forth above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to

(a)be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right, remedy or obligation which Lenders or Borrower may now have or may have in the future under or in connection with any Loan Document, as amended hereby.

b.

This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

7.	To induce Collateral Agent and Lenders to enter into this Amendment, Borrower hereby represents and warrants to Collateral Agent and Lenders as follows:

a.

Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

b.	Borrower has the power and due authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

c.

The organizational documents of Borrower delivered to Collateral Agent on the Effective Date, and updated pursuant to subsequent deliveries by Borrower to Collateral Agent, remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect; The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (i) any material law or regulation binding on or affecting Borrower, (ii) any material contractual restriction with a Person binding on Borrower, (iii) any material order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (iv) the organizational documents of Borrower;

d.

The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

e.

This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

8.

Borrower shall no later than seven (7) days after the Amendment Date, (i) file appropriate amendments with the United States Patent and Trademark Office to its Intellectual Property registrations to update Borrower’s name and (ii) enter into an appropriate amendment to the IP Agreement with Collateral Agent and Lenders, which amendment must be in such form and substance as are satisfactory to Collateral Agent in its discretion.

9.

Borrower hereby remises, releases, acquits, satisfies and forever discharges the Lenders and Collateral Agent, their agents, employees, officers, directors, predecessors, attorneys and all others acting or purporting to act on behalf of or at the direction of the Lenders and Collateral Agent (“Releasees”), of and from any and all manner of actions, causes of action, suit, debts, accounts, covenants, contracts, controversies, agreements, variances, damages, judgments, claims and demands whatsoever, in law or in equity, which any of such parties ever had, now has or, to the extent arising from or in connection with any act, omission or state of facts taken or existing on or prior to the date hereof, may have after the date hereof against the Releasees, for, upon or by reason of any matter, cause or thing whatsoever relating to or arising out of the Loan Agreement or the other Loan Documents on or prior to the date hereof through the date hereof. Without limiting the generality of the foregoing, Borrower waives and affirmatively agrees not to allege or otherwise pursue any defenses, affirmative defenses, counterclaims, claims, causes of action, setoffs or other rights they do, shall or may have as of the date hereof, including the rights to contest: (a) the right of Collateral Agent and each Lender to exercise its rights and remedies described in the Loan Documents; (b) any provision of this Amendment or the Loan Documents; or (c) any conduct of the Lenders or other Releasees relating to or arising out of the Loan Agreement or the other Loan Documents on or prior to the date hereof.

10.

Except as expressly set forth herein, the Loan Agreement shall continue in full force and effect without alteration or amendment. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements.

11.

This Amendment shall be deemed effective as of the Amendment Date upon (a) the due execution and delivery to Collateral Agent of this Amendment by each party hereto, (b) Borrower’s payment of all Lenders’ Expenses incurred through the date hereof, which may be debited from any of Borrower’s accounts and (c) Borrower’s delivery of a filed copy of an amendment to its certificate of incorporation effecting the Name Change (which amendment Borrower shall deliver to Collateral Agent promptly upon its receipt by Borrower).

12.	This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which, taken together, shall constitute one and the same instrument.

13.	This Amendment and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of California.

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IN WITNESS WHEREOF, the parties hereto have caused this Eighth Amendment to Loan and Security Agreement to be executed as of the date first set forth above.

BORROWER:

COLLATERAL AGENT AND LENDER:

OXFORD  FINANCE LLC

By_   _   _   _ _ __   _ _

Name:_ _ Title:._  _

_   _   _   _   _ _

_   _   _   _   _    _

_   _  _

_   _   _   _

IN WITNESS WHEREOF, the parties hereto have caused this Eighth Amendment to Loan and Security Agreement to be executed as of the date first set forth above.

BORROWER:

CYTORI THERAPEUTICS, INC.

By-

Name:

Title:

COLLATERAL AGENT AND LENDER: